EXHIBIT 10.4
EXECUTION VERSION
EIGHTH AMENDMENT TO
MASTER REPURCHASE AGREEMENT
EIGHTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of December 16, 2025 (this “Amendment”), by and between BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (together with its successors and assigns, “Purchaser”), and BRIGHTSPIRE CREDIT 7, LLC (formerly known as CLNC CREDIT 7, LLC), a limited liability company organized under the laws of the State of Delaware (“Seller”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below and as amended hereby).
RECITALS
WHEREAS, Seller and Purchaser are parties to that certain Master Repurchase Agreement, dated as of April 26, 2018, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of January 22, 2021, that certain Second Amendment to Master Repurchase Agreement, dated as of February 8, 2022, that certain Third Amendment to Master Repurchase Agreement, dated as of June 1, 2022, that certain Fourth Amendment to Master Repurchase Agreement, dated as of July 7, 2022, that certain Fifth Amendment to Master Repurchase Agreement, dated as of December 27, 2023, that certain Sixth Amendment to Master Repurchase Agreement, dated as of March 27, 2024 and that certain Seventh Amendment to Master Repurchase Agreement, dated as of December 11, 2024 (as so amended, the “Existing Repurchase Agreement” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”); and
WHEREAS, Purchaser and Seller desire to make certain amendments and modifications to the Existing Repurchase Agreement as further set forth herein.
NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1

AMENDMENTS TO REPURCHASE AGREEMENT
(a)Article 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Structuring Fee”.
(b)Article 2 of the Existing Repurchase Agreement is hereby further amended by adding the following definition below in the correct alphabetical order:
“Funding Fee” shall have the meaning specified in the Fee Letter.
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(c)The Existing Repurchase Agreement is hereby amended by deleting Article 3(b)(iii) in its entirety.
(d)Article 3(c) of the Existing Repurchase Agreement is hereby amended by adding a new clause (xxiii) as follows:
(xxiii)    Payment of Fees. Purchaser shall have received payment from Seller of the related Funding Fee. Notwithstanding the foregoing, no Funding Fee is due and payable or shall accrue until April 26, 2026, and any Funding Fee which would otherwise be due and payable before April 26, 2026 shall be considered paid by the Structuring Fee paid by Seller on April 26, 2025.
(e)Article 3(h)(ii) of the Existing Repurchase Agreement is hereby amended by adding a new clause (L) as follows:
(L)    Purchaser shall have received payment from Seller of the related Funding Fee. Notwithstanding the foregoing, no Funding Fee is due and payable or shall accrue until April 26, 2026, and any Funding Fee which would otherwise be due and payable before April 26, 2026 shall be considered paid by the Structuring Fee paid by Seller on April 26, 2025.
RTICLE 2

REPRESENTATIONS
Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:
(a)all representations and warranties made by any Seller Party in the Transaction Documents to which it is a party (other than representations and warranties made pursuant to Article 10(w) and Exhibit V of the Repurchase Agreement unless Seller shall have made any such representation or warranty with actual knowledge that it was materially false or misleading at the time made) are true and correct, as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(b)it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;
(c)it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Repurchase Agreement, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;
(d)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

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(e)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;
(f)this Amendment has been duly executed and delivered by it; and
(g)the Existing Repurchase Agreement, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.
ARTICLE 3

FEES AND EXPENSES
Seller shall pay on demand all of Purchaser’s actual out-of-pocket costs and expenses, including but not limited to reasonable fees and expenses of Purchaser’s outside counsel, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment, that certain Fifth Amendment to Fee Letter, dated as of the date hereof (the “Fee Letter Amendment”), by and between Purchaser and Seller, and that certain Fourth Amendment to Guaranty, dated as of the date hereof (the “Guaranty Amendment”), by and between Purchaser and BrightSpire Capital Operating Company, LLC.
ARTICLE 4

CONDITIONS PRECEDENT
The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent on or before the date hereof:
(a)Representations and Warranties. The representations and warranties of Seller set forth herein shall be true and correct as of the date hereof; and
(b)Delivery of Documents. Seller shall have delivered to Purchaser (i) this Amendment duly completed and executed by each of the parties hereto and (ii) the Fee Letter Amendment and (iii) the Guaranty Amendment, duly completed and executed by each of the parties thereto.
(C)    Fees and Expenses. Seller has paid all fees and expenses due and payable under Article 3 hereof.
ARTICLE 5

GOVERNING LAW
THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES

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HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
ARTICLE 6

MISCELLANEOUS
(a)Except as expressly amended or modified hereby, the Repurchase Agreement and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.
(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format (such as PDF files) shall be as effective as delivery of a manually executed original counterpart of this Amendment and shall be binding on all parties.
(f)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(c)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(d)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(e)This Amendment and the Repurchase Agreement, as amended hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Repurchase Agreement.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.
BARCLAYS BANK PLC, as Purchaser
By: /s/Joseph Muscari
Name: Joseph Muscari
Title: Authorized Signatory
[Barclays-BrightSpire – Eighth Amendment to Master Repurchase Agreement]
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BRIGHTSPIRE CREDIT 7, LLC, as Seller
By: /s/David A. Palamé
Name: David A. Palamé
Title: Vice President
[Barclays-BrightSpire – Eighth Amendment to Master Repurchase Agreement]
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